UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2006, Alexion Pharmaceuticals, Inc. issued a press release relating to its results of operations and financial conditions for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

The attached press release contains both GAAP and non-GAAP financial measures. The non-GAAP financial measures exclude share-based compensation expenses. Reconciliations between non-GAAP and GAAP financial measures are included in the press release set forth as Exhibit 99.1 furnished to this form 8-K. The Company’s management utilizes non-GAAP financial measures to better understand the comparative operating performance of the Company. The non-GAAP financial measures are supplemental to and not a substitute for, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on April 27, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: April 27, 2006	By:	/s/ Thomas I. H. Dubin
	Name:	Thomas I. H. Dubin
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on April 27, 2006.